UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2012 (June 12, 2012)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9112 Spectrum Center Boulevard, San Diego, California 92123

(Address of principal executive offices, including zip code)

(858) 571-5555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Shareholders of Overland Storage, Inc. was held on June 12, 2012. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1: Election of Directors.

	FOR	WITHHOLD	BROKER NON-VOTE
Robert A. Degan	12,329,258	484,147	8,421,806
Nora M. Denzel	12,327,585	485,847	8,421,806
Joseph A. De Perio	12,345,639	467,793	8,421,806
Eric L. Kelly	12,351,968	461,464	8,421,806
Scott McClendon	6,625,904	6,187,528	8,421,806
Shmuel Shottan	12,357,625	455,807	8,421,806

Proposal 2: Ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending July 1, 2012.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
21,212,583	3,333	19,322	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: June 18, 2012		/s/ Kurt. L. Kalbfleisch
	By:	Kurt. L. Kalbfleisch
Vice President, Finance and Chief Financial Officer